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                                                                    EXHIBIT 10.9



                        SCHEDULE OF INDEMNITY AGREEMENTS


     The following will execute Indemnity Agreements substantially in the same form as the agreement described in Exhibit 10.08 to the Valero Refining and Marketing Company Form 10.


          Employee
          -------------------------

          Edward C. Benninger
          Ronald K. Calgaard
          Robert G. Dettmer
          A. Ray Dudley
          Ruben M. Escobedo
          John D. Gibbons
          Gregory C. King
          James L. Johnson
          Lowell H. Lebermann
          E. Baines Manning
          Stan L. McLelland
          Susan Kaufman Purcell